UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:	April 21, 2003

BAIRNCO CORPORATION (Exact name of registrant as specified in its charter)

Delaware	1-8120	13-3057520

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary, FL	32746

(Address of principal executive offices)	(Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Thursday, April 17, 2003, as Exhibit 99.1 which is incorporated by reference herein. This press release was issued to announce the Corporation's first quarter 2003 operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is incorporated by reference herein:

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:	/s/ Lawrence C. Maingot
Lawrence C. Maingot Controller

Date:	April 21, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release

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